                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                             Penn Series Funds, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                    THE PENN MUTUAL LIFE INSURANCE COMPANY
                       PHILADELPHIA, PENNSYLVANIA 19172


                   Penn Mutual Variable Annuity Account III
                      Penn Mutual Variable Life Account I
                               ----------------
To Our Contract Owners and Payees:

     The enclosed Notice of Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") and Proxy Statement concerns a proposal to be voted on by the shareholders of the Emerging Growth Fund (the "Fund").

     On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co., Inc. and its subsidiary, RS Investment Management, Inc. ("RSIM") from BankAmerica Corporation. RSIM is investment sub-adviser to the Fund. As a result of the sale and change in ownership of RSIM, the investment sub-advisory agreement that was in effect between Independence Capital Management, Inc. ("ICMI"), investment adviser to the Fund, and RSIM terminated. To ensure continuity in the management of the Fund, shareholders of the Fund are being asked to approve a new sub-advisory agreement between ICMI and RSIM. The new sub-advisory agreement will be identical to the agreement that was in effect prior to the change in ownership of RSIM, except for the dates of the agreements and their effectiveness.

     RSIM continues to provide investment-advisory services to the Fund. Pending approval of the proposed new investment sub-advisory agreement by shareholders, the investment sub-advisory fees that would have been payable to RSIM since termination of the investment sub-advisory agreement are being held in escrow.

     The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company, own all of the shares of the Fund. The shares are held in separate accounts for variable annuity contracts and variable life insurance policies issued by the companies.

     Penn Mutual holds shares in Penn Mutual Variable Annuity Account III and Penn Mutual Variable Life Account I. As owners or payees under variable annuity or variable life insurance contracts, you are entitled to instruct Penn Mutual as to the voting of shares held in these separate accounts.

     The proposal to be voted on at the meeting is described in the accompanying Notice of Meeting and Proxy Statement of the Company. Please read the Proxy Statement carefully, and then exercise your right to give voting instructions. Penn Mutual will vote, in accordance with your instructions, the number of Fund shares held in the applicable separate account or subaccount thereof which is related to your interest therein as of the close of business on March 18, 1999.

     Please complete, date and sign the enclosed voting instruction card and return the card to us promptly in the enclosed postage paid envelope. In order to be given effect, your voting instructions must be received not later than April 22, 1999.

                                          Sincerely,




                                          Richard F. Plush
                                          Vice-President

April 5, 1999

                    THE PENN INSURANCE AND ANNUITY COMPANY
                       PHILADELPHIA, PENNSYLVANIA 19172


                        PIA Variable Annuity Account I

                               ----------------
To Our Contract Owners and Payees:

     The enclosed Notice of Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") and Proxy Statement concerns a proposal to be voted on by the shareholders of the Emerging Growth Fund (the "Fund").

     On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co., Inc. and its subsidiary, RS Investment Management, Inc. ("RSIM") from BankAmerica Corporation. RSIM is investment sub-adviser to the Fund. As a result of the sale and change in ownership of RSIM, the investment sub-advisory agreement that was in effect between Independence Capital Management, Inc. ("ICMI"), investment adviser to the Fund, and RSIM terminated. To ensure continuity in the management of the Fund, shareholders of the Fund are being asked to approve a new sub-advisory agreement between ICMI and RSIM. The new sub-advisory agreement will be identical to the agreement that was in effect prior to the change in ownership of RSIM, except for the dates of the agreements and their effectiveness.

     RSIM continues to provide investment-advisory services to the Fund. Pending approval of the proposed new investment sub-advisory agreement by shareholders, the investment sub-advisory fees that would have been payable to RSIM since termination of the investment sub-advisory agreement during the period are being held in escrow.

     The Penn Insurance and Annuity Company ("Penn Insurance") and its parent, The Penn Mutual Life Insurance Company ("Penn Mutual"), own all of the shares of the Fund. The shares are held in separate accounts for variable annuity contracts and variable life insurance policies issued by the companies.

     Penn Insurance holds its shares in the PIA Variable Annuity Account I. As owners or payees under variable annuity or variable life insurance contracts, you are entitled to instruct Penn Insurance as to the voting of shares held in the separate account.

     The proposal to be voted on at the meeting is described in the accompanying Notice of Meeting and Proxy Statement of the Company. Please read the Proxy Statement carefully, and then exercise your right to give voting instructions. Penn Insurance will vote, in accordance with your instructions, the number of Fund shares held in the applicable separate account or subaccount thereof which is related to your interest therein as of the close of business on March 18, 1999.

     Please complete, date and sign the enclosed voting instruction card and return the card to us promptly in the enclosed postage paid envelope. A separate card is enclosed for each Fund as to which you have the right to give voting instructions. In order to be given effect, your voting instructions must be received not later than April 22, 1999.



                                        Sincerely,



                                        Richard F. Plush
                                        Vice-President

April 5, 1999

                            PENN SERIES FUNDS, INC.
                               600 DRESHER ROAD
                          HORSHAM, PENNSYLVANIA 19044

                               ----------------
                       NOTICE OF MEETING OF SHAREHOLDERS

                                 April 26, 1999
                               ----------------

     A Meeting of Shareholders ("Meeting") of Penn Series Funds, Inc. ("Company") will be held at the offices of The Penn Mutual Life Insurance Company on April 26, 1999, at 9:00 a.m., Eastern time, in the Board Room, Third Floor, at 600 Dresher Road, Horsham, Pennsylvania 19044, for the following purpose:


   1. To approve or disapprove a new investment sub-advisory agreement between Independence Capital Management, Inc. and RS Investment Management, Inc., for investment sub-advisory services to the Emerging Growth Fund;


     2. To transact such other business as may properly come before the meeting.


     Shareholders of record at the close of business on March 18, 1999 are entitled to notice of and to vote at this meeting or any adjournment thereof.



                                          By Order of the Board of Directors




                                          C. Ronald Rubley
                                          Secretary

April 5, 1999

                                PROXY STATEMENT

                            PENN SERIES FUNDS, INC.
                               600 DRESHER ROAD
                          HORSHAM, PENNSYLVANIA 19044
                               ----------------
                            MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 1999
                               ----------------

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the Penn Series Funds, Inc. (the "Company") of instructions for the voting of shares at a Meeting of Shareholders of the Emerging Growth Fund (the "Fund") and all adjournments thereof (the "Meeting"), to be held at the offices of The Penn Mutual Insurance Company, Board Room, Third Floor, 600 Dresher Road, Horsham, Pennsylvania on Monday, April 26, 1999 at 9:00 a.m. (Eastern time). The approximate mailing date of this proxy statement and the accompanying form of voting instruction card is April 5, 1999.


     The primary purpose of the Meeting is to permit shareholders of the Fund to consider and to vote to approve or disapprove a proposed new investment sub-advisory agreement between Independence Capital Management, Inc. ("ICMI") and RS Investment Management, Inc. ("RSIM"). RSIM is a subsidiary of Robertson Stephens Investment Management Co. LLC. ("RSIM Co. LLC"). The principal business address of RSIM and RSIM Co. LLC is 555 California Street, San Francisco, California 94104. ICMI is investment adviser to the Fund and is a subsidiary of Penn Mutual. The proposed sub-advisory agreement is included with this proxy statement as Exhibit A.


     The record date for determining shareholders entitled to vote at the Meeting is March 18, 1999. Shareholders of the Fund will be entitled to one vote per share to approve or disapprove the proposed sub-advisory agreement. At the close of business on March 18, 1999, there were issued and outstanding 2,550,864.024 shares of the Fund.


     Shares of the Fund are sold only to The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("Penn Insurance"). Penn Mutual and Penn Insurance hold shares of the Fund in one or more of the following separate accounts: Penn Mutual Variable Annuity Account III, Penn Mutual Variable Life Account I, Penn Mutual Separate Account E/A, Penn Mutual Separate Account E/B, and PIA Variable Annuity Account I. Shares of the Fund are held as investment vehicles for variable annuity contracts and variable life insurance policies.


     As of March 18, 1999, 5% or more of the outstanding shares of the Fund were owned as follows:




                                                                 Total Number         Percentage of
Title of Class of Shares     Name of Beneficial Owner              of Shares        Outstanding Shares
--------------------------   ------------------------------   ------------------   -------------------
Equity Growth Fund           Penn Mutual-Penn Mutual
                             Variable Annuity Account III     1,063,343.790                 42%
                             Penn Mutual-Penn Mutual
                             Variable Life Account I            390,454.171                 15%
                             Penn Insurance-PIA Variable
                             Annuity Account I                  408,604.636                 16%
                             Penn Mutual Separate
                             Account E/A                        196,568.548                  8%
                             Penn Mutual Separate
                             Account E/B                        491,896.690                 19%

     The Company will furnish, upon request and without charge, a copy of its most recent Annual Report to Shareholders. Requests should be directed to the Company at The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172 or by calling 1-800-523-0650.


Voting

     A "vote of the majority of the outstanding voting securities" of the Fund is required. This is defined under the Investment Company act of 1940, as amended ("1940 Act") as the lesser of (i) 67% or more of the voting shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

     Under current interpretation and administration of the 1940 Act, and regulations thereunder, Penn Mutual and Penn Insurance are required to vote their shares held in registered separate accounts in accordance with instructions from their variable annuity contract owners and variable life insurance policy owners. Instructions are obtained by Penn Mutual and Penn Insurance by sending this proxy statement to their contract owners and policy owners and soliciting instructions.

     Shares held in registered separate accounts for which contract owners and policy owners do not give instructions are voted for and against the proposal in the same proportions as the shares voted pursuant to instructions.

     Shares held in unregistered separate accounts will be voted by Penn Mutual in the same proportions that shares held in registered separate accounts are voted.

     In the event that voting instructions are not received with respect to 50% or more of the shares held in the separate accounts, Penn Mutual and/or Penn Insurance, at their discretion, may vote all Fund shares in such accounts for one or more adjournments of the Meeting to permit further solicitation of instructions.

     Voting instructions given pursuant to this solicitation may be revoked at any time prior to their exercise by filing with Penn Mutual or Penn Insurance, as appropriate, a written notice of revocation prior to the Meeting, by delivering a duly authorized voting instruction form bearing a later date, or by attending the Meeting and voting in person.

     The Board recommends that you cast your vote FOR the approval of the proposed new sub-advisory agreement between ICMI and RSIM.


             PROPOSAL: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

     Under investment sub-advisory agreements with ICMI, RSIM has served as investment sub-adviser to the Fund since formation of the Fund in 1997.

     The sub-advisory agreement between RSIM and ICMI, dated October 1, 1997, terminated on February 26, 1999 as a result of the sale and change in control of RSIM (the "Transaction"). RSIM has continued to provide investment-advisory services to the Fund since the Transaction. Pending approval of a new sub-advisory agreement between ICMI and RSIM, the sub-advisory fees that would be payable to RSIM under an effective sub-advisory agreement are being held in escrow.

     We are asking shareholders of the Fund to approve a new sub-advisory agreement between ICMI and RSIM. The new sub-advisory agreement will be identical to the agreement that was in effect prior to the change in ownership and control of RSIM, except for the dates of the agreements and their effectiveness. The portfolio manager of the Fund since its inception, James Callinan, has remained senior portfolio manager of the Fund. Mr. Callinan is a major owner and a member of the senior management team of RSIM and its affiliated companies.


Information Concerning the Transaction

     On February 26, 1999, RSIM Co. LLC purchased Robertson Stephens Investment Management Co. Inc. from BankAmerica Corporation. RSIM Co. LLC, a Delaware limited liability company, owns all of the outstanding common stock of Robertson Stephens Investment Management Co., Inc. Through its ownership of Robertson Stephens Investment Management Co. Inc., RSIM Co. LLC indirectly owns RSIM. RS Regulated I, LLC, a subsidiary of Robertson Stephens Investment Management Co. Inc., owns all of the common stock of RSIM.

     RSIM Co. LLC is principally owned by four individuals. G. Randall Hecht owns approximately 29%, Paul H. Stephens owns approximately 22%, Andrew P. Pilara, Jr., owns approximately 15% and James Callinan owns approximately 20%, respectively, of the membership interest in RSIM Co. LLC. The remainder of the membership interest is owned by other employees of RSIM Co. LLC or its affiliates. Each of Messrs. Callinan, Hecht, Pilara, and Stephens, and Messrs. David Evans and James Foster, is a member of the Board of Managers of RSIM Co. LLC. Mr. G. Randall Hecht is director and sole officer of RSIM. His principal occupation is Chairman and Chief Executive Officer of RSIM Co. LLC. Mr. Hecht's principal business address is 555 California Street, San Francisco, California 94014.


The Proposed Sub-Advisory Agreement

     The proposed sub-advisory agreement between ICMI and RSIM is identical to the sub-advisory agreement that was terminated as a result of the sale of RSIM and its affiliated companies, except for the dates of execution and effectiveness. The former sub-advisory agreement was last approved by shareholders on October 10, 1997. The purpose of this shareholder vote was to approve a new investment sub-advisory agreement in light of the purchase of RSIM and its affiliated companies by BankAmerica Corporation.

     The proposed agreement provides that RSIM, as sub-adviser, will supervise and direct the investments of the Fund in accordance with its investment objective, policies and restrictions of the Funds, including the selection of securities for the Company to purchase, sell, convert or lend and the selection of brokers through whom the Fund's portfolio transactions are executed.

     The proposed agreement requires RSIM to render periodic reports as the Company or ICMI may request and to cooperate with the Company's independent public accountants. The proposed agreement may be terminated by ICMI or Company upon 60 days' prior written notice or upon 90 days' prior written notice from RSIM, provided that in the case of termination by ICMI or the Company, such action shall have been authorized by (1) a majority of the directors who are not interested persons of any party to the agreement; or by (2) a vote of the majority of the outstanding voting securities of the Fund.

     Under the proposed agreement, ICMI will pay RSIM as compensation for services, an annual fee of 0.70% of the first $25,000,000 of average daily net assets of the Fund, 0.65% of the next $25,000,000 of average daily net assets of the Fund, and 0.60% of average daily net assets of the Fund in excess of $50,000,000. To the extent that the Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, and certain other expenses) exceeds 1.15% of the Fund's daily net assets, ICMI and RSIM will waive their fees proportionately. If at the end of the fiscal year RSIM is liable to ICMI for an excess amount that has not been paid by fee waivers, RSIM and ICMI have agreed that RSIM will be liable for the first 0.10% of such excess and ICMI will be liable for all amounts in excess of 1.25%.

     The proposed agreement provides that RSIM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company, except for a loss resulting from willful misfeasance, bad faith, negligence, or willful misconduct in the performance of its duties. RSIM shall not be liable for any loss incurred by an act or omission of a custodian, broker, dealer, underwriter, or issuer selected by RSIM with reasonable care. In addition, the proposed agreement provides indemnification to both ICMI and RSIM for losses arising under the agreement under certain other conditions.

     During the fiscal year ended December 31, 1998, the Fund paid RSIM $175,491 for sub-advisory services.

     Currently, RSIM provides investment advisory services to one other fund with an investment objective similar to the Fund. The name, net assets, and contractual advisory fee for this fund are listed below:




                             Approximate
                              Net Assets
                                as of         Advisory
          Fund                (3/31/99)       Fee Rate
------------------------   ---------------   ---------
  Emerging Growth Fund      $613,874,623     1.00%


     At the meeting of the Board of Directors of the Company on February 17, 1999, the Directors, including Directors who are not "interested persons" as defined in the 1940 Act, unanimously approved the proposed agreement and directed that the form of agreement be submitted to shareholders for approval. The proposed agreement will take effect when approved by shareholders. The agreement will continue in effect for as long as continuance is approved at least annually in accordance with the 1940 Act.

     The Board considered the services that were provided under the terminated agreement and that will be provided under the proposed agreement, and the fees and expenses that were payable under the terminated agreement and that will be payable under proposed agreement.

     The Board considered the change in ownership and control of RSIM and the effects of the change on the ability of RSIM to provide sub-advisory services to the Company. In this regard, the Board discussed with RSIM management the human, technical and financial resources that will be in place under the new ownership.

     At the meeting held on February 17, 1999, the Directors, including Directors who are not "interested persons," as defined in the 1940 Act, concluded that the payment of investment sub-advisory fees for the period February 26, 1999 (the closing of the Transaction) to the date the proposed new sub-advisory agreement is approved by shareholders (the "Interim Period") would be appropriate and fair and recommended that the shareholders of the Fund vote to approve the payment of advisory fees earned by RSIM during the Interim Period, under the following conditions set forth in the following paragraphs.

     Investment sub-advisory fees earned by RSIM during the Interim Period will be placed in escrow until such time as the shareholders approve the proposed new sub- advisory agreement. Approval of the Proposal by shareholders of the Fund will also be deemed to be approval of the payment of advisory fees to RSIM during the Interim Period. Should shareholders fail to approve the proposed agreement, any advisory fees placed in escrow will be returned to the Fund.

     In the event that the shareholders of the Fund do not approve the proposed new sub-advisory agreement, the Board will take such action as it deems in the interest of the Fund and their shareholders, which may include proposing that shareholders approve an agreement in lieu of such proposed new sub-advisory agreement.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

                            ADDITIONAL INFORMATION

Directors and Officers of the Company


     Information is set forth below about the Company's current Directors and principal executive officers, including their name, position with the company, and relationship to RSIM if any. No Director or Officer beneficially owns shares of the Company.




 Name and Position with the Company     Affiliation with RSIM
------------------------------------   ----------------------
  Eugene Bay                                    None
  Director
  James S. Greene                               None
  Director
  Robert E. Chappell                            None
  Director
  Larry L. Mast                                 None
  Director
  Daniel J. Toran                               None
  Director
  William H. Loesche, Jr.                       None
  Director
  M. Donald Wright                              None
  Director
  James B. McElwain                             None
  President
  Richard F. Plush                              None
  Vice President
  C. Ronald Rubley                              None
  Secretary
  Steven M. Herzberg                            None
  Treasurer
  Ann M. Strootman                              None
  Controller


Administrator


     Penn Mutual is the administrative and corporate services agent for the Company. Penn Mutual is a Pennsylvania mutual life insurance company located at 600 Dresher Road, Horsham, PA 19044. Under an administrative and corporate services agreement, Penn Mutual administers the Company's corporate affairs, subject to the supervision of the Board and, in connection therewith, furnishes the Company with office facilities, prepares regulatory filings, provides staff assistance to the Board, and provides ordinary bookkeeping services.


Brokerage


     Affiliates of RSIM receive brokerage commissions from the Fund in accordance with procedures adopted by the Board of Directors. During the fiscal year ended December 31, 1998, the aggregate amount of brokerage commissions paid by the Fund to affiliates of RSIM was $1,267 representing 11.9% of the total brokerage commissions paid by the Fund during that period.

Expenses

     All costs of solicitation (including printing and mailing of this proxy statement, meeting notice, and voting instruction cards, as well as any necessary supplementary solicitations) will be paid for by RSIM. The Company will not pay for expenses relating to the approval of the Proposal.


Submission of Shareholder Proposals

     The Company does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to Secretary, Penn Series Funds, Inc., 600 Dresher Road, Horsham, PA 19044.


General

     The Company knows of no business other than that mentioned in the Proposal contained in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed voting instruction card to vote instructions in accordance with their best judgment.

     A list of shareholders of the Company entitled to be present and vote at the meeting will be available at the offices of the Company, 600 Dresher Road, Horsham, PA 19044, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY. NO POSTAGE IS REQUIRED IF
                         MAILED IN THE UNITED STATES.


April 5, 1999.

                                                                      Exhibit A


                   PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

                                    Between


                     INDEPENDENCE CAPITAL MANAGEMENT, INC.

                                      and


                         RS INVESTMENT MANAGEMENT, INC.

                                  Relating to


                       PENN SERIES EMERGING GROWTH FUND


     INVESTMENT SUB-ADVISORY AGREEMENT, made as of April __, 1999 by and between INDEPENDENCE CAPITAL MANAGEMENT, INC. ("Adviser"), a corporation organized and existing under the laws of the State of Pennsylvania, and RS INVESTMENT MANAGEMENT, INC. ("Sub-Adviser"), a corporation organized and existing under the laws of the State of California.


                             W I T N E S S E T H:


     WHEREAS, Penn Series Funds, Inc. ("Penn Series") is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the "Act"), and is authorized to issue shares in separate series with each series representing interests in a separate fund of securities and other assets; and


     WHEREAS, Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended; and


     WHEREAS, Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended; and


     WHEREAS, Adviser renders investment advisory services to Penn Series pursuant to an investment advisory agreement entered into by Penn Series and Adviser;


     WHEREAS, Adviser desires Sub-Adviser to render investment sub-advisory services to Penn Series in the manner and on the terms and conditions hereinafter set forth;


     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:


       1. Investment Sub-Advisory Services. Sub-Adviser shall serve as investment sub-adviser and shall supervise and direct the cash, securities and other assets of the Emerging Growth Fund of Penn Series ("the Fund"), and to exercise all rights incidental to ownership in accordance with the investment objectives, program and restrictions applicable to the Fund as provided in Penn Series' Prospectus and Statement of Additional Information, as amended from time to time, and such other limitations as may be imposed by law or as Penn Series may impose with notice in writing to Sub-Adviser. To enable Sub-Adviser to fully exercise its discretion, Adviser hereby appoints Sub-Adviser as agent and attorney-in-fact for the Fund with full power and authority to buy, sell and otherwise deal in securities and contracts for the Fund. No investment will be made by Sub-Adviser for the Fund if that investment is in violation of the objectives investment restrictions or limitations of the Fund set out in the prospectus and the SAI previously delivered to the Sub-Advisor or to be delivered. Sub-Adviser shall not take custody of any assets of Penn Series, but shall issue settlement: instructions to the custodian designated by Penn Series (the "Custodian"). Sub-Adviser shall, in its discretion, obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the investment objectives of the Fund. In furtherance of this duty, Sub-Adviser, as agent and attorney-in-fact with respect to Adviser and Penn Series, is authorized, in its discretion and without prior consultation with Penn Series, to:

          (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

          (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as Sub-Adviser may select, in conformance with the provisions of Paragraph 4 herein; and

          (iii) to take such other actions Sub-Adviser deems to be appropriate;


provided, however, that Sub-Adviser shall make no investment for the Fund that is in violation of the objectives, program, restrictions or limitations of the Fund.

       2. Accounting and Related Services. Sub-Adviser agrees to cooperate with the Accounting Services Agent appointed by Penn Series pursuant to the Accounting Services Agreement entered into by Penn Series and the Accounting Services Agent. As requested from time to time, Sub-Adviser shall provide Penn Series and its Accounting Services Agent with such information as may be reasonably necessary to properly account for financial transactions with respect to the Fund.

       3. Fee.

         A. Payment of Fee. For the services Sub-Adviser renders to Penn Series under this Agreement, Adviser will pay Sub-Adviser a fee based on the average daily net assets of the Fund.

         B. Fee Rate. The fee shall be paid at the following rates:

          (i) Seventy basis points (0.70%) of the first $25,000,000 of average daily net assets of the Fund;

          (ii) Sixty-five basis points (0.65%) of the next $25,000,000 of average daily net assets of the Fund; and

          (iii) Sixty basis points (0.60%) of average daily net assets of the Fund in excess of $50,000,000.

        C. Method of computation. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to Sub-Adviser as of the first business day of the next succeeding calendar month. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate applicable to the Fund as set forth above, and multiplying this product by the net assets of the Fund. The Fund's net assets, for purposes of the calculations described above, will be determined in accordance with Penn Series' Prospectus and Statement of Additional Information as of the close of business on the most recent previous business day on which Penn Series was open for business.

        D. Expense Limitation. The expense limitation of the Fund, as a percentage of the Funds average daily net assets, is 1.15%. To the extent that the Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and administrative and corporate service fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund, one-half of such excess amount shall be a liability of Sub-Adviser to Adviser. The liability (if any) of Sub-Adviser to pay Adviser one-half of such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Sub-Adviser to pay Adviser such excess amount, the fee shall be reduced by such liability. If, at the end of each month, there is no liability of Sub-Adviser to pay Adviser such excess amount and if payments of the fee at the end of prior months during the fiscal year have been reduced in excess of that required in this subsection, such excess reduction shall be recaptured by Sub-Adviser and shall be payable by Adviser to Sub-Adviser along with the fee payable to Sub-Adviser for that month. If, at the end of the fiscal year, there is any remaining liability of Sub-Adviser to pay Adviser such excess amount (which has not been paid through reduction of the fee), Sub-Adviser shall remit to Adviser an amount sufficient to pay such remaining liability.

       4. Brokerage. In executing portfolio transactions and selecting brokers or dealers for the Fund, Sub-Adviser will use its best efforts to seek the best price and the most favorable execution of its orders. In assessing the best price and the most favorable execution for any transaction, Sub-Adviser shall consider the breadth of the market in the security, the price of the security, the skill, financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any. Where best price and most favorable execution will not be compromised, Sub-Adviser may take into account the research and related services that the broker has provided to Penn Series or the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time in the Penn Series' Prospectus and Statement of Additional Information. In addition, Sub-Adviser is authorized to take into account the sale of variable contracts which are invested in Penn Series shares in allocating to brokers or dealers purchase and sale orders for portfolio securities, provided that Sub-Adviser believes that the quality of the transaction and commission are comparable to what they would be with other qualified firms. Sub-Adviser shall advise Penn Series' Board of Directors, when requested, as to all payments of commissions and as to its brokerage policies and practices and shall follow such instructions with respect thereto as may be given by Penn Series' board.

       5. Use of the Services of Others. Sub-Adviser may (at its cost except as contemplated by Section 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Penn Series, Adviser or itself, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Penn Series and Adviser, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser.

       6. Personnel, Office Space, and Facilities. Sub-Adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as it, or any affiliated corporation of Sub-Adviser, requires in the performance of services under this Agreement.

       7. Ownership of Software and Related Material. All computer programs, magnetic tapes, written procedures and similar items developed and used by Sub-Adviser or any affiliate in performance of this Agreement are the property of Sub-Adviser and will not become the property of Penn Series or Adviser.

       8. Reports to Penn Series and Cooperation with Accountants. Sub-Adviser, and any affiliated corporation of Sub-Adviser performing services for Adviser and Penn Series described in this Agreement, shall furnish to or place at the disposal of Penn Series and Adviser, such information, reports, evaluations, analyses and opinions as Penn Series Adviser may, at any time or from time to time, reasonably request or as Sub-Adviser may deem helpful, to reasonably ensure compliance with applicable laws and regulations or for any other purpose. Sub-Adviser and its affiliates shall cooperate with Penn Series' independent public accountants and take all reasonable action in the performance of services and obligations under this Agreement to assure that the information needed by such accountants is made available to them.

       9. Reports to Sub-Adviser. Penn Series and/or Adviser shall furnish or otherwise make available to Sub-Adviser such prospectuses, statements of additional information, financial statements, proxy statements, reports, and other information relating to the business and affairs of Penn Series at or prior to the time such documents are made available to the public.

       10. Ownership of Records. All records required to be maintained and kept current by Penn Series pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and that are maintained and kept current by Sub-Adviser or any affiliated corporation of Sub-Adviser on behalf of Penn Series are the property of Penn Series. Such records will be preserved by Sub-Adviser itself or through an affiliated corporation for the periods prescribed in Rule 3la-2 under the Act, where applicable, or in such other applicable rules that may be adopted time under the Act. Such records may be inspected by representatives of Penn Series and Adviser at reasonable times, and upon reasonable notice to Sub-Adviser and, in the event of termination of this Agreement, will be promptly delivered to Adviser and Penn Series upon request.

       11. Services to Other Clients. Subject to compliance with the 1940 Act, nothing herein contained shall be deemed to prohibit Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. Nothing herein contained shall limit the freedom of Sub-Adviser or any affiliated person of Sub-Adviser to render investment supervisory and other services to other investment companies, to act as investment Sub-Adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. It is understood that Sub-Adviser may give advice and take action for its other clients which may differ from advice given, or the timing or nature of action taken, for the Fund. Sub-Adviser is not obligated to initiate transactions for the Fund in any security which Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for other clients.

       12. Confidential Relationship. Information furnished by Penn Series or by one party to another, including Penn Series' or a party's respective agents and employees, is confidential and shall not be disclosed to third parties unless required by law. Sub-Adviser, on behalf of itself and its affiliates and representatives, agrees to keep confidential all records and other information relating to Adviser or Penn Series (as the case may be), except after prior notification to and approval in writing by Adviser or Penn Series (as the case may be), which approval shall not be unreasonably withheld, and may not be withheld, where Sub-Adviser or any affiliate may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when so requested by Adviser and Penn Series.

       13. Proxies. Subject to such oversight by Penn Series as the Board of Directors of Penn Series shall deem appropriate, Sub-Adviser shall vote proxies solicited by or with respect to the issuers of securities held in the Fund.

       14. Instructions, Opinion of Counsel and Signatures. At any time Sub-Adviser may apply to an officer of Penn Series for instructions, and may consult legal counsel for Penn Series, in respect of any matter arising in connection with this Agreement, and Sub-Adviser shall not be liable for any action taken or omitted by it or by any affiliate in good faith in accordance with such instructions or with the advice or opinion of Penn Series' legal counsel. Sub-Adviser and its affiliates shall be protected in acting upon any instruction, advice, or opinion provided by Penn Series or its legal counsel and upon any other paper or document delivered by Penn Series or its legal counsel believed by Sub-Adviser to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any officer or agent of Penn Series, until receipt of written notice thereof from Penn Series. Sub-Adviser shall inform Adviser of all applications to Penn Series for instructions and all consultations with legal counsel for Penn Series at the time of such application or consultation.

       15. Compliance with Governmental Rules and Regulations. Except as such responsibility may be placed upon Sub-Adviser or any affiliate by the terms of this Agreement, and except for the accuracy of information furnished to Penn Series by Sub-Adviser or any affiliate, Sub-Adviser does not assume responsibility for the preparation, contents and distribution of the prospectuses for Penn Series, for complying with any applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, or any other laws, rules and regulations of governmental authorities having jurisdiction over Penn Series.

       16. Limitation of Liability. Neither Sub-Adviser nor any of its affiliates, their respective officers, directors, employees or agents, or any person performing executive, administrative, trading, or other functions for Penn Series (at the direction or request of Sub-Adviser), or Sub-Adviser or its affiliates in connection with the discharge of obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by Penn Series in connection with the matters to which this Agreement relates, except for such error, mistake or loss resulting from willful misfeasance, bad faith, negligence or willful misconduct in the performance of its, his or her duties on behalf of Penn Series or constituting or resulting from a failure to comply with any term of this Agreement; nor shall such persons be liable for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind, including, without limitation, any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively, "Taxes"). Similarly, the Sub-Adviser shall have no responsibility for and shall incur no liability to the Fund, any shareholder of the Fund, or the Adviser relating to (i) the duty of the Fund to register with any government or agency; (ii) the selection of investment objectives and policies of the Fund; and (iii) the administration of any plans or trusts investing in the Fund. Sub-Adviser shall not be responsible for any loss incurred by reason of any act or omission of the Custodian or of any broker, dealer, underwriter or issuer selected by Sub-Adviser with reasonable care.


       17. Obligations of Adviser and Sub-Adviser. It is expressly agreed that the obligations of Adviser and Sub-Adviser hereunder shall not be binding upon any of their directors, shareholders, nominees, officers, agents or employees, personally. The execution and delivery of this Agreement have been authorized in accordance with the governing documents of each party and in accordance with applicable law, and shall be signed by an authorized officer of each party, acting as such, and shall be binding on each party.


       18. Indemnification by Adviser. Adviser will indemnify and hold Sub-Adviser harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Sub-Adviser resulting from: (i) any action or omission of Sub-Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon instructions reasonably believed by Sub-Adviser or any affiliated corporation to have been executed by an individual who has been identified in writing by Penn Series as a duly authorized officer of Penn Series or Adviser; (ii) any action of Sub-Adviser or any affiliated corporation, with respect to any service described in this Agreement upon information provided by Penn Series or Adviser in form and under policies agreed to by Sub-Adviser and Penn Series or Adviser; or (iii) any action or omission of Adviser or any affiliated corporation, constituting negligence or willful misconduct of Adviser or its affiliates, agents or contractors, or constituting a failure by Adviser or any affiliate to comply with any term of this Agreement. Notwithstanding the forgoing, Sub-Adviser shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Sub-Adviser or its affiliates, agents or contractors, or constituting a failure by Sub-Adviser or any affiliate to comply with any term of this Agreement. Prior to the confession of any claim against Adviser which may be subject to this indemnification, Sub-Adviser shall give Adviser reasonable opportunity to defend against said claim in its own name or in the name of Sub-Adviser.


       19. Indemnification by Sub-Adviser. Sub-Adviser will indemnify and hold harmless Penn Series and Adviser from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Penn Series and Adviser resulting from any claim, demand, action or suit arising out of Sub-Adviser's or any affiliate's failure to comply with any term of this Agreement or which arise out of the willful misfeasance, bad faith, negligence or misconduct of Sub-Adviser, its affiliates, their agents or contractors. Neither Penn Series nor Adviser shall be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Penn Series or Adviser, or their agents or contractors or constituting a failure by Adviser to comply with any term of this Agreement; provided, that such negligence or misconduct is not attributable to Sub- Adviser or any person that is an affiliate of Sub-Adviser or an affiliate of an affiliate of Sub-Adviser. Prior to confessing any claim against it which may be subject to this indemnification, Adviser shall give Sub-Adviser reasonable opportunity to defend against said claim in its own name or in the name of Adviser. For purposes of this Section 19 and of Section 18 hereof, no broker or dealer shall be deemed to be acting as agent or contractor of Sub-Adviser or any affiliate of Sub-Adviser, in effecting or executing any portfolio transaction for the Fund.

       20. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

       21. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect until two years from date of execution. Thereafter, this Agreement shall continue in effect from year to year with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the board of directors of Penn Series, or by a vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund and (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of Penn Series who are not parties to this Agreement or interested persons of any such party. Sub-Adviser shall furnish to Penn Series, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement with respect to the Fund or any extension, renewal or amendment hereof.


       22. Amendment and Assignment of Agreement. This Agreement may not be amended or assigned without the written consent of the parties hereto, and without the affirmative vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund, and, without affecting any claim for damages or other right that any party hereto may have as a result thereof, this Agreement shall automatically and immediately terminate in the event of its assignment.


       23. Termination of Agreement. This Agreement may be terminated by Adviser or Penn Series without payment of any penalty, upon 60 days' prior notice in writing from Penn Series to Sub-Adviser, or upon 90 days' prior notice in writing from Sub-Adviser to Penn Series; provided, that in the case of termination by Adviser or Penn Series, such action shall have been authorized by resolution of a majority of its directors who are not interested persons of any party to this Agreement, or by vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund.


       24. Miscellaneous.


         A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.


         B. Interpretation. Nothing herein contained shall be deemed to require Penn Series to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of Penn Series of its responsibility for and control of the conduct of the affairs of Penn Series.


         C. Definitions. Any question of interpretation of any terms or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used herein, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         D. Notice. Notice under the Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the addressed party at such address as such party may designate for the receipt of such notices, Until further notice, it is agreed that for this purpose the address of Adviser is Independence Capital Management, Inc., 600 Dresser Road, Horsham, PA 19044, Attention: President, and that of Sub-Adviser is RS Investment Management, Inc., 555 California Street, San Francisco, CA 94104,
          Attention: General Counsel.

         E. State Law. The Agreement shall be construed and enforced in accordance with and governed by the laws of Pennsylvania except where such state laws have been preempted by Federal law.

         F. Counterparts. This Agreement may be entered into in counterparts, each of which when so executed and delivered shall be deemed to be an original, and together shall constitute one document.

         G. Entire Agreement; Severability. This Agreement is the entire agreement of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, agreements and understandings regarding the subject matter hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.

         H. No Third Party Beneficiaries. Neither party intends for this Agreement to benefit any third-party not expressly named in this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

Attest:                                      INDEPENDENCE  CAPITAL
                                             MANAGEMENT, INC.

------------------------                     By: ----------------------------

Attest:                                      RS INVESTMENT MANAGEMENT, INC.


------------------------                     By:-----------------------------
                                                       (Print Name)


                                                -----------------------------
                                                         (Title)

                     THE PENN INSURANCE AND ANNUITY COMPANY
                         PIA VARIABLE ANNUITY ACCOUNT I

                             Voting Instruction Form

         At a Meeting of Shareholders of the Emerging Growth Fund (the "Fund") of Penn Series Funds, Inc. (the "Company") scheduled to be held on April 26, 1999, and at any adjournments thereof, the undersigned owner of a variable annuity contract (or contracts) participating in PIA Variable Annuity Account I hereby instructs The Penn Insurance and Annuity Company ("PIA") to vote shares of the Fund held under my contract (or contracts) in accordance with the instructions below, and to vote the shares on any other matters that may properly come before the meeting, all as set forth in the Notice of Meeting and Proxy Statement that accompanied this Voting Instruction Form.

         The undersigned acknowledges receipt of this Voting Instruction Form along with a copy of the Notice of Meeting of Shareholders and the Proxy Statement of the Board of Directors of the Company.

|X| Please mark your choice like this and sign and date below.

         PIA recommends a vote FOR the proposal set forth below.


    Units                     Proposal                      For     Against   Abstain
    -----                     --------                      ---     -------   -------
               Approve the proposed Investment Sub-         [ ]       [ ]       [ ]
               Advisory Agreement between Independence
               Capital Management, Inc. and RS
               Investment Management, Inc. for the
               Emerging Growth Fund

         Shares will be voted as directed. PIA will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by PIA.

         PLEASE VOTE, SIGN EXACTLY AS LISTED ABOVE AND DATE THIS VOTING INSTRUCTION AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID
ENVELOPE. IMPORTANT: Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the Shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated:_____________, 1999    ___________________         ___________________
                                   Signature                  Signature

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                    PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                             Voting Instruction Form

         At a Meeting of Shareholders of the Emerging Growth Fund (the "Fund") of Penn Series Funds, Inc. (the "Company") scheduled to be held on April 26, 1999, and at any adjournments thereof, the undersigned owner of one or more variable annuity contracts and/or policies participating in Penn Mutual Variable Annuity Account III and/or Penn Mutual Variable Life Account I hereby instructs The Penn Mutual Life Insurance Company ("Penn Mutual") to vote shares of the Fund held under my contract(s) and/or policy(ies) in accordance with the instructions below, and to vote the shares on any other matters that may properly come before the meeting, all as set forth in the Notice of Meeting and Proxy Statement that accompanied this Voting Instruction Form.

         The undersigned acknowledges receipt of this Voting Instruction Form along with a copy of the Notice of Meeting of Shareholders and the Proxy Statement of the Board of Directors of the Company.

|X| Please mark your choice like this and sign and date below.

        Penn Mutual recommends a vote FOR the proposal set forth below.

    Units                       Proposal                     For     Against   Abstain
    -----                       --------                     ---     -------   -------
               Approve the proposed Investment Sub-          [ ]       [ ]       [ ]
               Advisory Agreement between Independence
               Capital Management, Inc. and RS
               Investment Management, Inc. for the
               Emerging Growth Fund

         Shares will be voted as directed. Penn Mutual will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by Penn Mutual.

         PLEASE VOTE, SIGN EXACTLY AS LISTED ABOVE AND DATE THIS VOTING INSTRUCTION AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID
ENVELOPE. IMPORTANT: Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the Shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated:_____________, 1999     _____________________       _____________________
                                    Signature                    Signature